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                                                                    Exhibit 10.2



                       AMENDMENT NO. 2 TO CREDIT AGREEMENT

     SECOND AMENDMENT dated as of September 30, 2003 (this "Amendment") to the Credit Agreement dated as of May 20, 2003 (the "Credit Agreement") among UNITED STATES STEEL CORPORATION (the "Borrower"), the LENDERS party thereto (the "Lenders"), the LC ISSUING BANKS party thereto, JPMORGAN CHASE BANK, as Administrative Agent (the "Administrative Agent"), Collateral Agent, Co-Syndication Agent and Swingline Lender, and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Collateral Agent and Co-Syndication Agent.

     The parties hereto agree as follows:

    SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

    SECTION 2. Amendment. Pursuant to Section 9.02 of the Credit Agreement, the Credit Agreement is amended as follows:

      (a) Section 1.01 of the Credit Agreement is amended by adding thereto, in alphabetical order, the following new definitions:

          "Engineering Note" means one or more promissory notes in an aggregate amount not to exceed $1,500,000 and maturing no later than January 1, 2007 to be executed and delivered to the Borrower by the ultimate purchaser in the UEC Lab Sale as partial consideration for such UEC Lab Sale.

          "Plate Mill Transaction" means the proposed transaction between the Borrower and ISG Indiana Harbor Inc. ("ISG") whereby (x) the Borrower's plate mill located in Gary, Indiana (the "Exchanged Plate Mill") will be exchanged for ISG's pickling facilities located in East Chicago, Illinois and (y) certain raw materials and other inventory related to the Exchanged Plate Mill will be transferred to ISG in exchange for cash in an amount equal to the aggregate net book value thereof.

          "UEC Lab Sale" means the proposed sale of the Borrower's line of business known as "UEC Labs" and the laboratory testing equipment comprising the assets thereof

      (b) Section 6.04(a) of the Credit Agreement is amended by replacing clause (v) thereof with the following:

          (v)  the Engineering Note;

      (c) Section 6.04(a) of the Credit Agreement is further amended by replacing clause (xiv) thereof with the following:

          (xiv) investments in any Person to the extent such investment represents either (x) the non-cash portion of the consideration received for an asset sale permitted under Section 6.05(b), (e) or
     (f), or (y) non-cash consideration received for an asset sale permitted under Section 6.05(d), so long as such non-cash consideration is permitted under clause (z) of the first proviso in the final paragraph of Section 6.05"

      (d)  Section 6.05 of the Credit Agreement is amended by replacing clause
(g) thereof with the following:

          (g) so long as no Default has occurred and is continuing (or would result therefrom), the Plate Mill Transaction;

      (e) Section 6.05 of the Credit Agreement is further amended by deleting the words "solely for cash consideration" in the first proviso of the final paragraph of such Section 6.05, and substituting therefor the following:

          "either (w) solely for cash consideration, (x) in the case of the UEC Lab Sale, solely for cash consideration and the Engineering Note,
     (y) in the case of the Plate Mill Transaction, the consideration described in the definition of such term, or (z) in the case of any other sale, transfer or other disposition permitted by clause (d) above, for cash consideration and/or non-cash consideration, so long as (1) the aggregate amount of non-cash consideration for any such sale, transfer or other disposition does not exceed $2,000,000 and (2) after giving effect to any such transaction, the aggregate amount of non-cash consideration for all sales, transfers and other dispositions permitted by clause (d) above and consummated during the term of this Agreement would not exceed $10,000,000,"

    SECTION 3. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 3 of the Credit Agreement are true on and as of the date hereof and (ii) no Default has occurred and is continuing on and as of the date hereof.

    SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

    SECTION 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

    SECTION 6. Effectiveness. This Amendment shall become effective as of the date hereof on the date when the Administrative Agent shall have received from each of the Borrower and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                           UNITED STATES STEEL CORPORATION


                              By: /s/ G. R. Haggerty
                                  ---------------------------------
                                  Title:  Executive Vice President,
                                          Treasurer and Chief
                                          Financial Officer


                           JPMORGAN CHASE BANK


                              By: /s/ James Ramage
                                  ---------------------------------
                                  Title:  Managing Director


                           GENERAL ELECTRIC CAPITAL CORPORATION


                              By: /s/ Timothy Canon
                                  ---------------------------------
                                  Title:  Duly Authorized Signatory


                           BANK ONE


                              By: /s/ Roger F. Reeder
                                  ---------------------------------
                                  Title:  VP/Associate Director


                           THE CIT GROUP/BUSINESS CREDIT, INC.


                              By: /s/ George Louis McKinley
                                  ---------------------------------
                                  Title:  Vice President


                           CITIZENS BANK


                              By: /s/ Dwayne R. Finney
                                  ---------------------------------
                                  Title:  Vice President


                           CONGRESS FINANCIAL CORPORATION (CENTRAL)


                              By: /s/ Laura Dixon
                                  ---------------------------------
                                  Title:  Assistant Vice President


                           GMAC COMMERCIAL FINANCE LLC


                              By: /s/ Marline Alexander-Thomas
                                  ---------------------------------
                                  Title:  Vice President



                           GOLDMAN SACHS CREDIT PARTNERS LP


                              By: /s/ Elizabeth Fischer
                                  ---------------------------------
                                  Title:  Authorized Signatory


                           MELLON BANK, N.A.


                              By: /s/ Robert J. Reichenbach
                                  ---------------------------------
                                  Title:  Vice President



                           MERRILL LYNCH CAPITAL


                              By: /s/ Tara Wrobel
                                  ---------------------------------
                                  Title:  Vice President



                           NATIONAL CITY COMMERCIAL FINANCE, INC.


                              By: /s/ William E. Welsh, Jr.
                                  ---------------------------------
                                  Title:  Officer



                           THE BANK OF NEW YORK


                              By: /s/ Ernest Fung
                                  ---------------------------------
                                  Title:  Vice President



                           THE NORTHERN TRUST COMPANY


                              By: /s/ Christopher L. McKean
                                  ---------------------------------
                                  Title:  Second Vice President


                           THE BANK OF NOVA SCOTIA


                              By: /s/ V. H. Gibson
                                  ---------------------------------
                                  Title:  Assistant Agent



                           PNC BANK, NATIONAL ASSOCIATION


                              By: /s/ Peter A. Yanief
                                  ---------------------------------
                                  Title:  Assistant Vice President


                           TRANSAMERICA BUSINESS CAPITAL CORPORATION


                              By: /s/ Ari D. Kaplan
                                  ---------------------------------
                                  Title:  Vice President


                           WELLS FARGO FOOTHILL, LLC


                              By: /s/ Dennis King
                                  ---------------------------------
                                  Title:  Assistant Vice President